SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC   20549

                            FORM 8-K
                         CURRENT REPORT
        Pursuant to Section 13 of 15(d) of the Securities
                      Exchange Act of 1934
    Date of Report (Date of earliest event reported) October
                            31, 2000


                       VECTREN CORPORATION
     (Exact name of registrant as specified in its charter)


   Indiana               1-6494              35-0793669
   ----------------      -------------       -------------
   (State of             (Commission File    (I.R.S. Employer
     Incorporation)        Number)             Identification No.)

   1630 North Meridian Street
   Indianapolis, Indiana                     46202
   ---------------------                     ---------------
   (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (317)926-3351

                               N/A

     (Former name or address, if changed since last report.)


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Item 5.  Other Events

On October 31, 2000, Vectren Corporation, the public utility holding company of Indiana Gas Company, Inc. (the Company) completed the acquisition of the natural gas distribution assets from The Dayton Power and Light Company, a wholly owned subsidiary of DPL, Inc. The business will operate under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under VEDO's ownership structure, the Company holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest. (Refer to the Company's Form 10-Q filed November 14, 2000 for further discussion.)


In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1     Press Release - Vectren Corporation Completes
         Acquisition of DPL's Natural Gas Distribution
         Business

99-2     Cautionary Statement for Purposes of the "Safe
         Harbor" Provisions of the Private Securities
         Litigation Reform Act of 1995

                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   INDIANA GAS COMPANY, INC.

November 15, 2000


                                   By: /s/ Jerome A. Benkert
                                   Jerome A. Benkert
                                   Executive Vice President
                                   and Chief Financial Officer


                                   By:  /s/ M. Susan Hardwick
                                   M. Susan Hardwick
                                   Vice President and Controller